SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          July 7, 2003 (June 30, 2003)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)
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             Delaware               1-9224                      56-2346563
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(State or Other             (Commission File Number)          (I.R.S. Employer
 Jurisdiction                                                Identification No.)
of Incorporation)

    200 West 57th Street, Suite 507
          New York, New York                                       10019
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(Address of Principal Executive Offices)                         (Zip Code)

                                  212-977-2200
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


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THIS FORM 8K/A IS BEING FILED TO DISCLOSE REGISTRANT'S ENGAGEMENT OF NEW
CERTIFYING ACCOUNTANTS.

Item 4.           Changes in Registrant's Certifying Accountants
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(a) On June 30, 2003, the Audit Commitee of the Registrant authorized the dismissal of Eisner LLP ("Eisner") as its independent certified public accountants.

Eisner had audited the Registrant's consolidated financial statements as of and for the year ended December 31, 2002. Their report did not contain an adverse opinion or a disclaimer of opinion; however, Eisner's report for the year ended December 31, 2002 contained an explanatory paragraph due to uncertainty regarding the Registrant's ability to continue as a going concern as described in Note 2 to the Registrant's financial statements for the fiscal year ended December 31, 2002. This uncertainty was also disclosed in Note 2 to the Registrant's condensed consolidated financial statements for the interim period ended March 31, 2003. Information included in Item 5 - Other Information of Part II of the March 31, 2003 Form 10-Q regarding the Registrant's pro-forma balance sheet as of March 31, 2003 was not examined or reviewed by Eisner.

During the Registrant's two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner's dismissal there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner would have caused them to make reference thereto in their report on the Registrant's financial statements.

During the Registrant's two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner's dismissal there were no "reportable events" as defined in Item 304(a)(2)(i) and (ii) of Regulation S-X.

A copy of Eisner's letter required by Item 304(a)(3) of Regulation S-X is included with this report as an Exhibit hereto.

(b)  New Certifying Accountants.

     (i) On July 3, 2003, the Audit Committee of the Company authorized the engagement of Rosen Seymour Shapss Martin & Company LLP ("RSSM"), whose business address is 757 Third Avenue, New York, NY 10017, as the Company's independent certifying accountants for the year ending December 31,2003.



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     (ii) The Company had not consulted with RSSM prior to RSSM's retention on any matter regarding: (A) either the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or (B) any other matter that was either the subject of any disagreement between the Company and its former auditors or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933, as amended).

ITEM 7.  EXHIBITS

(c)      Exhibits.

The following document is being filed as an exhibit to this Form 8-K/A.

Exhibit No.                Description
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16.0                       Eisner, LLP letter relating to Item 304(a)(3) of
                           Regulation S-X, dated June 30, 2003.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 7th day of July, 2003.

                                              CNE GROUP, INC.




Date:  July 7, 2003                      By:  /S/George W. Benoit
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                                              George W. Benoit,
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer



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